UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 6, 2016, Modine Manufacturing Company (the “Company”) filed a current report on Form 8-K (the “Original Form 8-K”) disclosing certain information relating to the November 30, 2016 completion of the Company’s acquisition of the shares of multiple target companies (the “HTS Group”) held by Luvata Heat Transfer Solutions II AB, a company incorporated in Sweden, which together represented the Luvata Heat Transfer Solutions business.

The Company hereby amends Item 9.01 of the Original Form 8-K to present certain financial statements of the HTS Group and certain unaudited pro forma combined financial information of the Company in connection with the Company’s acquisition of the HTS Group.  All of the other items in the Original Form 8-K remain the same and are incorporated by reference into this current report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Attached hereto as Exhibits 99.2, 99.3 and 23, respectively, are:

•
the audited combined financial statements of HTS Group, including statements of financial position as of December 31, 2015, December 31, 2014 and January 1, 2014, and statements of comprehensive income and cash flows for the years ended December 31, 2015 and December 31, 2014;

•
the interim combined financial statements of HTS Group, including statements of comprehensive income for the nine-month periods ended September 30, 2016 and September 30, 2015 and statements of financial position as of September 30, 2016 and December 31, 2015; and

•	the consent of KPMG OY AB.

(b)	Attached hereto as Exhibit 99.4 are the unaudited pro forma combined statements of operations of the Company for the nine months ended December 31, 2016 and the fiscal year ended March 31, 2016.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

23	Consent of KPMG OY AB

99.1	Press Release dated November 30, 2016 (filed with the Original Form 8-K)

99.2	Audited combined financial statements of HTS Group

99.3	Interim combined financial statements of HTS Group

99.4	Unaudited pro forma combined statements of operations of the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

/s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, Legal and Corporate Communications, General Counsel & Secretary

Date:  February 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of KPMG OY AB

99.1	Press Release dated November 30, 2016 (filed with the Original Form 8-K)

99.2	Audited combined financial statements of HTS Group

99.3	Interim combined financial statements of HTS Group

99.4	Unaudited pro forma combined statements of operations of the Company